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                                THIRD AMENDMENT

     THIRD AMENDMENT (this "Amendment"), dated as of March 10, 2000, among ELGAR HOLDINGS, INC. ("Holdings"), ELGAR ELECTRONICS CORPORATION (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 3, 1998 and amended and restated as of May 29, 1998 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided; and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

     NOW, THEREFORE, it is agreed:

     1. Section 9.07 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:

       "Fiscal Quarter
       Ending Closest To                             Ratio
       _________________                             _____


       March 31, 2000                                0.77:1.00
       June 30, 2000                                 0.78:1:00
       September 30, 2000                            0.86:1:00
       December 31, 2000                             0.94:1:00
       March 31, 2001                                1.40:1.00
       June 30, 2001                                 1.50:1.00
       September 30, 2001                            1.60:1.00
       December 31, 2001                             1.70:1.00
       March 31, 2002
       and the last day of each
       fiscal quarter thereafter                     1:75:1.00"

       2. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and inserting the following new table in lieu thereof:


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       "Fiscal Quarter
       Ending Closest To                             Amount
       _________________                             ______

       December 31, 1999                             $2,210,000
       March 31, 2000                                $8,500,000
       June 30, 2000                                 $9,000,000
       September 30, 2000                            $9,800,000
       December 31, 2000                             $10,500,000
       March 31, 2001                                $15,095,000
       June 30, 2001                                 $15,250,000
       September 30, 2001                            $15,500,000
       December 31, 2001                             $16,000,000
       March 31, 2002                                $16,500,000
       June 30, 2002                                 $17,000,000
       September 30, 2002                            $17,250,000
       December 31, 2002                             $17,500,000".


       3. Section 11.01 of the Credit Agreement is hereby amended by deleting the date "March 31, 2000" appearing in the definition of "Test Period" and inserting in lieu thereof the date "December 31, 1999".

       4. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of Holdings, the Borrower and the Required Banks shall have signed a counterpart herof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office.

       5. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that no Default or Event of Default exists on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

       6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

       7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       8. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                     -2-

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       9.    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                                    *  *  *


                                     -3-


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       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                           ELGAR HOLDINGS, INC,


                                           By: /s/ Kenneth R. Kilpatrick
                                              -----------------------------
                                              Name:  Kenneth R. Kilpatrick
                                              Title: President & CEO


                                           ELGAR ELECTRONICS CORPORATION

                                           By: /s/ Kenneth R. Kilpatrick
                                              -----------------------------
                                              Name:  Kenneth R. Kilpatrick
                                              Title: President & CEO


                                           BANKERS TRUST COMPANY,
                                             Individually and as Agent


                                           By:
                                              ------------------------------
                                              Name:
                                              Title:




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       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                           ELGAR HOLDINGS, INC,


                                           By:
                                              -----------------------------
                                              Name:
                                              Title:


                                           ELGAR ELECTRONICS CORPORATION

                                           By:
                                              -----------------------------
                                              Name:
                                              Title:


                                           BANKERS TRUST COMPANY,
                                             Individually and as Agent


                                           By: /s/ Gina S. Thompson
                                              ------------------------------
                                              Name:
                                              Title: Director